Exhibit 99.1
450 Lexington Avenue : New York, NY 10017 : 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS THIRD QUARTER 2023 RESULTS

NEW YORK, OCTOBER 30, 2023 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its operating results for the three and nine months ended September 30, 2023. For the three months ended September 30, 2023 and 2022, net income was $0.21 per diluted share and $0.26 per diluted share, respectively.

Key highlights for the three months ended September 30, 2023 include:
•Executed 1.7 million square feet of new and renewal leases, with rent spreads on comparable space of 22.3%, including 0.8 million square feet of new leases, with rent spreads on comparable space of 52.7%
•Realized total leased occupancy of 93.9%, anchor leased occupancy of 95.7%, and record small shop leased occupancy of 89.8%
◦Leased to billed occupancy spread totaled 390 basis points
◦Total signed but not yet commenced lease population represented 2.8 million square feet and a record $62.1 million of annualized base rent
•Reported an increase in same property NOI of 4.8%, including a contribution from base rent of 400 basis points
•Reported Nareit FFO of $152.2 million, or $0.50 per diluted share
•Stabilized $18.5 million of reinvestment projects at an average incremental NOI yield of 8%, with the in process reinvestment pipeline totaling $490.7 million at an expected average incremental NOI yield of 9%
•Completed $17.0 million of dispositions
•Promoted Angela M. Aman to President, Chief Financial Officer and Treasurer from Executive Vice President, Chief Financial Officer and Treasurer and Brian T. Finnegan to Senior Executive Vice President and Chief Operating Officer from Executive Vice President, Chief Revenue Officer
•Appointed John Peter ("JP") Suarez, retired Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer, Walmart International, to the Company’s board of directors
•Published the Company's annual Corporate Responsibility Report on July 5, 2023 (view the 2022 report at https://www.brixmor.com/corporate-responsibility)

Subsequent events:
•Increased quarterly dividend by 4.8% to $0.2725 per common share, which represents an annualized yield of approximately 5.5% as of October 27, 2023
•Updated previously provided NAREIT FFO per diluted share expectations for 2023 to $2.02 - $2.04 from $1.99 - $2.04 and same property NOI growth expectations for 2023 to 3.5% - 4.0% from 2.5% - 3.5%

“We are very pleased to report another quarter of outperformance across all fronts,” commented James Taylor, CEO. “It’s a quarter that once again demonstrates the cumulative effects and momentum of our transformative, value-added business plan, the compelling returns and growth in cash flows that our plan continues to produce, the durability of demand from vibrant retailers to be in our centers, and, most importantly, the strength of our team.”
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450 Lexington Avenue : New York, NY 10017 : 800.468.7526

FINANCIAL HIGHLIGHTS
Net Income
•For the three months ended September 30, 2023 and 2022, net income was $63.7 million, or $0.21 per diluted share, and $79.7 million, or $0.26 per diluted share, respectively.
•For the nine months ended September 30, 2023 and 2022, net income was $232.4 million, or $0.77 per diluted share, and $247.0 million, or $0.82 per diluted share, respectively.

Nareit FFO
•For the three months ended September 30, 2023 and 2022, Nareit FFO was $152.2 million, or $0.50 per diluted share, and $147.7 million, or $0.49 per diluted share, respectively. Results for the three months ended September 30, 2023 and 2022 include items that impact FFO comparability, including transaction expenses, net, litigation and other non-routine legal expenses, and gain (loss) on extinguishment of debt, net, of $(0.1) million, or $(0.00) per diluted share, and $(0.4) million, or $(0.00) per diluted share, respectively.
•For the nine months ended September 30, 2023 and 2022, Nareit FFO was $460.9 million, or $1.52 per diluted share, and $442.0 million, or $1.47 per diluted share, respectively. Results for the nine months ended September 30, 2023 and 2022 include items that impact FFO comparability, including transaction expenses, net, litigation and other non-routine legal expenses, and gain (loss) on extinguishment of debt, net, of $4.2 million, or $0.01 per diluted share, and $(1.8) million, or $(0.01) per diluted share, respectively.

Same Property NOI Performance
•For the three months ended September 30, 2023, the Company reported an increase in same property NOI of 4.8% versus the comparable 2022 period.
•For the nine months ended September 30, 2023, the Company reported an increase in same property NOI of 4.2% versus the comparable 2022 period.

Dividend
•The Company’s Board of Directors declared a quarterly cash dividend of $0.2725 per common share (equivalent to $1.09 per annum) for the fourth quarter of 2023, which represents a 4.8% increase.
•The dividend is payable on January 16, 2024 to stockholders of record on January 3, 2024, representing an ex-dividend date of January 2, 2024.

PORTFOLIO AND INVESTMENT ACTIVITY
Value Enhancing Reinvestment Opportunities
•During the three months ended September 30, 2023, the Company stabilized four value enhancing reinvestment projects with a total aggregate net cost of approximately $18.5 million at an average incremental NOI yield of 8% and added ten new reinvestment projects to its in process pipeline. Projects added include eight anchor space repositioning projects and two outparcel development projects, with a total aggregate net estimated cost of approximately $39.5 million at an expected average incremental NOI yield of 9%.
•At September 30, 2023, the value enhancing reinvestment in process pipeline was comprised of 55 projects with an aggregate net estimated cost of approximately $490.7 million at an expected average incremental NOI yield of 9%. The in process pipeline includes 24 anchor space repositioning projects with an aggregate net estimated cost of approximately $109.8 million at an expected incremental NOI yield of 7% - 14%; ten outparcel development projects with an aggregate net estimated cost of approximately $21.7 million at an expected average incremental NOI yield of 10%; and 21 redevelopment projects with an aggregate net estimated cost of approximately $359.2 million at an expected average incremental NOI yield of 8%.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

•An in-depth review of an in process redevelopment project, which highlights the Company's reinvestment capabilities, Shops at Palm Lakes (Miami-Fort Lauderdale-Pompano Beach, FL CBSA), can be found at this link: https://www.brixmor.com/blog/shops-at-palm-lakes-redev.
•Follow Brixmor on LinkedIn for video updates on reinvestment projects at https://www.linkedin.com/company/brixmor.

Acquisitions
•During the three months ended September 30, 2023, the Company did not complete any acquisitions.
•During the nine months ended September 30, 2023, the Company terminated a ground lease and acquired the associated land parcel at an existing center for $1.8 million.

Dispositions
•During the three months ended September 30, 2023, the Company generated approximately $17.0 million of gross proceeds on the disposition of one shopping center, as well as one partial property, comprised of 0.1 million square feet of gross leasable area.
•During the nine months ended September 30, 2023, the Company generated approximately $168.3 million of gross proceeds on the disposition of nine shopping centers, as well as eight partial properties, comprised of 1.3 million square feet of gross leasable area.

CAPITAL STRUCTURE
•At September 30, 2023, the Company had $1.3 billion in liquidity and no debt maturities until June 2024.
•The Company's net principal debt to adjusted EBITDA was 6.1x.

GUIDANCE
•The Company has updated its previously provided NAREIT FFO per diluted share expectations for 2023 to $2.02 - $2.04 from $1.99 - $2.04 and same property NOI growth expectations for 2023 to 3.5% - 4.0% from 2.5% - 3.5%.
•Expectations for 2023 Nareit FFO:
◦Do not contemplate any additional tenants moving to or from a cash basis of accounting, either of which may result in significant volatility in straight-line rental income
◦Do not include any additional items that impact FFO comparability, including transaction expenses, net, litigation and other non-routine legal expenses, and gain or loss on future extinguishment of debt or any one-time items
•The following table provides a reconciliation of the range of the Company's 2023 estimated net income to Nareit FFO:

(Unaudited, dollars in millions, except per share amounts)	2023E	2023E Per Diluted Share
Net income	$294 - $300	$0.98 - $1.00
Depreciation and amortization related to real estate	357	1.18
Gain on sale of real estate assets	(59)	(0.20)
Impairment of real estate assets	18	0.06
Nareit FFO	$610 - $616	$2.02 - $2.04

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

CONNECT WITH BRIXMOR
•For additional information, please visit https://www.brixmor.com;
•Follow Brixmor on:
◦LinkedIn at https://www.linkedin.com/company/brixmor
◦Facebook at https://www.facebook.com/Brixmor
◦Instagram at https://www.instagram.com/brixmorpropertygroup; and
◦YouTube at https://www.youtube.com/user/Brixmor.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION
The Company will host a teleconference on Tuesday, October 31, 2023 at 10:00 AM ET. To participate, please dial 877.704.4453 (domestic) or 201.389.0920 (international) within 15 minutes of the scheduled start of the call. The teleconference can also be accessed via a live webcast at https://www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on November 14, 2023 by dialing 844.512.2921 (domestic) or 412.317.6671 (international) (Passcode:13740606) or via the web through October 31, 2024 at https://www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at https://www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

NON-GAAP PERFORMANCE MEASURES
The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of net income to these non-GAAP performance measures is presented in the attached tables.

Nareit FFO
Nareit FFO is a supplemental, non-GAAP performance measure utilized to evaluate the operating and financial performance of real estate companies. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis. Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

Same Property NOI
Same property NOI is a supplemental, non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. Same property NOI is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). Same property NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) income or expense associated with the Company's captive insurance company, (vi) depreciation and amortization, (vii) impairment of real estate assets, (viii) general and administrative expense, and (ix) other income and expense (including interest expense and gain on sale of real estate assets). Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, income or expense associated with the Company’s captive insurance company, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that same property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed new development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

ABOUT BRIXMOR PROPERTY GROUP
Brixmor (NYSE: BRX) is a real estate investment trust (REIT) that owns and operates a high-quality, national portfolio of open-air shopping centers. Its 364 retail centers comprise approximately 65 million square feet of prime retail space in established trade areas. The Company strives to own and operate shopping centers that reflect Brixmor’s vision “to be the center of the communities we serve” and are home to a diverse mix of thriving national, regional and local retailers. Brixmor is a proud real estate partner to over 5,000 retailers including The TJX Companies, The Kroger Co., Publix Super Markets and Ross Stores.

Brixmor announces material information to its investors in SEC filings and press releases and on public conference calls, webcasts and the “Investors” page of its website at https://www.brixmor.com. The Company also uses social media to communicate with its investors and the public, and the information Brixmor posts on social media may be deemed material information. Therefore, Brixmor encourages investors and others interested in the Company to review the information that it posts on its website and on its social media channels.

SAFE HARBOR LANGUAGE
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2022 and in this report, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at https://www.sec.gov. These factors include (1) changes in national, regional, and local economies, due to
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450 Lexington Avenue : New York, NY 10017 : 800.468.7526

global events such as international military conflicts, international trade disputes, a foreign debt crisis, foreign currency volatility, or due to domestic issues, such as government policies and regulations, tariffs, energy prices, market dynamics, general economic contractions, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending; (2) local real estate market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in our Portfolio (defined hereafter); (3) competition from other available properties and e-commerce; (4) disruption and/or consolidation in the retail sector, the financial stability of our tenants, and the overall financial condition of large retailing companies, including their ability to pay rent and/or expense reimbursements that are due to us; (5) in the case of percentage rents, the sales volumes of our tenants; (6) increases in property operating expenses, including common area expenses, utilities, insurance, and real estate taxes, which are relatively inflexible and generally do not decrease if revenue or occupancy decrease; (7) increases in the costs to repair, renovate, and re-lease space; (8) earthquakes, wildfires, tornadoes, hurricanes, damage from rising sea levels due to climate change, other natural disasters, epidemics and/or pandemics, civil unrest, terrorist acts, or acts of war, any of which may result in uninsured or underinsured losses; and (9) changes in laws and governmental regulations, including those governing usage, zoning, the environment, and taxes. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.
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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/23	12/31/22
Assets
Real estate
Land	$1,795,807	$1,820,358
Buildings and tenant improvements	8,455,194	8,405,969
Construction in progress	161,549	129,310
Lease intangibles	511,881	542,714
	10,924,431	10,898,351
Accumulated depreciation and amortization	(3,131,183)	(2,996,759)
Real estate, net	7,793,248	7,901,592
Cash and cash equivalents	861	16,492
Restricted cash	17,822	4,767
Marketable securities	20,609	21,669
Receivables, net	262,774	264,146
Deferred charges and prepaid expenses, net	167,997	154,141
Real estate assets held for sale	10,013	10,439
Other assets	62,566	62,684
Total assets	$8,335,890	$8,435,930

Liabilities
Debt obligations, net	$4,919,157	$5,035,501
Accounts payable, accrued expenses and other liabilities	548,353	535,419
Total liabilities	5,467,510	5,570,920

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,723,386 and 309,042,754 shares issued and 300,596,394 and 299,915,762
shares outstanding	3,006	2,999
Additional paid-in capital	3,303,935	3,299,496
Accumulated other comprehensive income	12,192	8,851
Distributions in excess of net income	(450,753)	(446,336)
Total equity	2,868,380	2,865,010
Total liabilities and equity	$8,335,890	$8,435,930

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CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/23	9/30/22	9/30/23	9/30/22
Revenues
Rental income	$307,118	$304,643	$927,440	$908,903
Other revenues	196	102	1,111	602
Total revenues	307,314	304,745	928,551	909,505

Operating expenses
Operating costs	35,058	33,299	106,658	102,592
Real estate taxes	42,156	44,179	130,556	128,123
Depreciation and amortization	96,254	84,773	272,807	254,132
Impairment of real estate assets	—	—	17,836	4,597
General and administrative	29,182	29,094	86,868	86,796
Total operating expenses	202,650	191,345	614,725	576,240

Other income (expense)
Dividends and interest	273	88	345	198
Interest expense	(47,364)	(48,726)	(143,529)	(143,934)
Gain on sale of real estate assets	6,712	15,768	59,037	60,667
Gain (loss) on extinguishment of debt, net	6	—	4,356	(221)
Other	(555)	(789)	(1,645)	(2,937)
Total other income (expense)	(40,928)	(33,659)	(81,436)	(86,227)

Net income	$63,736	$79,741	$232,390	$247,038

Net income per common share:
Basic	$0.21	$0.26	$0.77	$0.82
Diluted	$0.21	$0.26	$0.77	$0.82
Weighted average shares:
Basic	301,007	300,213	300,955	299,626
Diluted	302,511	301,341	302,447	300,784

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FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/23	9/30/22	9/30/23	9/30/22

Net income	$63,736	$79,741	$232,390	$247,038
Depreciation and amortization related to real estate	95,160	83,712	269,714	250,991
Gain on sale of real estate assets	(6,712)	(15,768)	(59,037)	(60,667)
Impairment of real estate assets	—	—	17,836	4,597
Nareit FFO	$152,184	$147,685	$460,903	$441,959

Nareit FFO per diluted share	$0.50	$0.49	$1.52	$1.47
Weighted average diluted shares outstanding	302,511	301,341	302,447	300,784

Items that impact FFO comparability
Transaction expenses, net	$(103)	$(250)	$(198)	$(1,131)
Litigation and other non-routine legal expenses	—	(157)	—	(492)
Gain (loss) on extinguishment of debt, net	6	—	4,356	(221)
Total items that impact FFO comparability	$(97)	$(407)	$4,158	$(1,844)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$0.01	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$5,088	$6,393	$16,510	$17,883
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,178	2,517	6,414	6,721
Straight-line ground rent expense, net (2)	8	(2)	25	(167)

Dividends declared per share	$0.260	$0.240	$0.780	$0.720
Dividends declared	$78,155	$71,979	$234,451	$215,777
Dividend payout ratio (as % of Nareit FFO)	51.4%	48.7%	50.9%	48.8%

(1) Includes straight-line rental income reversals and re-establishments of ($1.8 million) and less than $0.1 million during the three months ended September 30, 2023 and 2022, respectively. Includes straight-line rental income reversals and re-establishments of ($1.0 million) and ($0.1 million) during the nine months ended September 30, 2023 and 2022, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

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SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/23	9/30/22	Change	9/30/23	9/30/22	Change
Same Property NOI Analysis
Number of properties	357	357	—	347	347	—
Percent billed	90.0%	89.7%	0.3%	90.1%	89.8%	0.3%
Percent leased	93.9%	93.4%	0.5%	93.8%	93.5%	0.3%

Revenues
Base rent	$220,803	$212,295		$636,684	$607,404
Expense reimbursements	68,068	66,134		197,084	185,442
Revenues deemed uncollectible	(503)	(682)		(3,357)	6,294
Ancillary and other rental income / Other revenues	5,977	6,189		17,252	17,266
Percentage rents	1,495	1,243		7,181	7,011
	295,840	285,179	3.7%	854,844	823,417	3.8%
Operating expenses
Operating costs	(33,983)	(32,287)		(100,391)	(95,061)
Real estate taxes	(41,705)	(42,885)		(119,086)	(118,506)
	(75,688)	(75,172)	0.7%	(219,477)	(213,567)	2.8%
Same property NOI	$220,152	$210,007	4.8%	$635,367	$609,850	4.2%

NOI margin	74.4%	73.6%		74.3%	74.1%
Expense recovery ratio	89.9%	88.0%		89.8%	86.8%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$8,508	4.0%		$29,280	4.8%
Revenues deemed uncollectible	179	0.1%		(9,651)	(1.6)%
Net expense reimbursements	1,418	0.7%		5,732	1.0%
Ancillary and other rental income / Other revenues	(212)	(0.1)%		(14)	0.0%
Percentage rents	252	0.1%		170	0.0%
		4.8%			4.2%

Reconciliation of Net Income to Same Property NOI
Net income	$63,736	$79,741		$232,390	$247,038
Adjustments:
Non-same property NOI	(1,740)	(7,658)		(29,142)	(41,749)
Lease termination fees	(934)	(694)		(3,879)	(2,754)
Straight-line rental income, net	(5,088)	(6,393)		(16,510)	(17,883)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,178)	(2,517)		(6,414)	(6,721)
Straight-line ground rent expense, net	(8)	2		(25)	167
Depreciation and amortization	96,254	84,773		272,807	254,132
Impairment of real estate assets	—	—		17,836	4,597
General and administrative	29,182	29,094		86,868	86,796
Total other (income) expense	40,928	33,659		81,436	86,227
Same property NOI	$220,152	$210,007		$635,367	$609,850

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